Exhibit 10.5



                               PROMISSORY NOTE


$135,000                       Houston, Texas                  February 11, 2003


FOR VALUE RECEIVED ON OR BEFORE February 11, 2003, the undersigned FLOTEK INDUSTRIES, INC., a Delaware corporation (hereinafter called the "Maker"), promises to pay to the order of Jerry D. Dumas, Sr. or Nancy Lagow Dumas (hereinafter called the "Payee"), at 7030 Empire Central Drive, Houston, Texas 77040 or at such other place as the Payee may designate in writing to the Maker, in lawful money of the United States of America, the principal sum of ONE
HUNDRED AND THIRTY-FIVE THOUSAND AND NO/100 DOLLARS ($135,000), together with interest thereon from the date hereof until maturity at the rate of six percent (6%) per annum.


THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



FLOTEK INDUSTRIES, INC.


By:      /s/ Mark Kehnemund
         -----------------------------------
         Mark Kehnemund
         Chief Operating Officer/Chief Financial Officer



By:      /s/ Jerry D. Dumas, Sr.
         -----------------------------------
         Jerry D. Dumas, Sr.



By:      /s/ Nancy Lagow Dumas
         -----------------------------------
         Nancy Lagow Dumas